Supplement to Statement of Additional Information	February 28, 2007

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF ALL PUTNAM FUNDS EXCEPT PUTNAM CONVERTIBLE INCOME-GROWTH TRUST, PUTNAM GLOBAL EQUITY FUND, PUTNAM GLOBAL INCOME TRUST, PUTNAM FUND FOR GROWTH AND INCOME, PUTNAM INCOME FUND, PUTNAM TAX-SMART EQUITY FUND, AND PUTNAM UTILITIES GROWTH AND INCOME FUND.

1. In the section “How to buy shares,” paragraph (vii) of the subsection “Sales without sales charges, contingent deferred sales charges or short-term trading fees” is replaced by the following:

vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee and

2. In the section “Distribution Plans,” under the section “Class M shares”, the following paragraph is added under the chart:

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for all growth, blend, value and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Limited Duration Government Income Fund and Putnam Money Market Fund).

PUTNAM INVESTMENTS	SAI multi 2/07	[SAP CODE]